EXHIBIT 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of July 1, 2006 (this "Agreement"), between Goldman Sachs Mortgage Company (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2006-GG7, Commercial Mortgage Pass-Through Certificates, Series 2006-GG7. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of July 1, 2006, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of June 27, 2006, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of June 27, 2006 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of June 27, 2006.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,663,373,397 (the "Initial Principal Balance") as of the close of business on its Due Date in July 2006 or, with respect to each mortgage loan that does not have a Due Date in July 2006, July 6, 2006 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on July 12, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to ___% of the Initial Principal Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

            (i) The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

            (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5. Notice of Breach; Cure; Repurchase.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause
(a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

            (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of New York as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       GOLDMAN SACHS MORTGAGE COMPANY

                                       By: GOLDMAN SACHS REAL ESTATE FUNDING
                                          CORP., its General Partner


                                       By: /s/ Leo Huang
                                          -----------------------------------
                                          Name: Leo Huang
                                          Title: Vice President


                                       Address for Notices:

                                       85 Broad Street
                                       New York, NY 10004
                                       Attention:  Emily Brooks
                                       Facsimile No.:  (212) 346-3594
                                       and
                                       Attention: David Stiepleman, Esq.
                                       Facsimile No.:  (212) 428-3141


                                       PURCHASER

                                       GREENWICH CAPITAL COMMERCIAL FUNDING
                                          CORP.


                                       By: /s/ Andrew Snow
                                          -----------------------------------
                                          Name: Andrew Snow
                                          Title: Vice President


                                       Address for Notices:

                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention:  Andrew Snow
                                       Facsimile No.:  (203) 618-2134
                                       and
                                       Attention:  Paul Stevelman, Esq.
                                       Facsimile No.:  (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule

                                    MLS - GS

GCCFC 06-GG7 Loan ID   GCFP Control_Number   GCFP Loan ID
--------------------   -------------------   -------------
1                      00-1001181            00-1001181
1.01                   00-1001181-1          00-1001181-1
1.02                   00-1001181-2          00-1001181-2
1.03                   00-1001181-3          00-1001181-3
1.04                   00-1001181-4          00-1001181-4
1.05                   00-1001181-5          00-1001181-5
1.06                   00-1001181-6          00-1001181-6
1.07                   00-1001181-7          00-1001181-7
1.08                   00-1001181-8          00-1001181-8
1.09                   00-1001181-9          00-1001181-9
1.10                   00-1001181-10         00-1001181-10
1.11                   00-1001181-11         00-1001181-11
1.12                   00-1001181-12         00-1001181-12
1.13                   00-1001181-13         00-1001181-13
1.14                   00-1001181-14         00-1001181-14
1.15                   00-1001181-15         00-1001181-15
1.16                   00-1001181-16         00-1001181-16
1.17                   00-1001181-17         00-1001181-17
1.18                   00-1001181-18         00-1001181-18
1.19                   00-1001181-19         00-1001181-19
1.20                   00-1001181-20         00-1001181-20
1.21                   00-1001181-21         00-1001181-21
1.22                   00-1001181-22         00-1001181-22
1.23                   00-1001181-23         00-1001181-23
1.24                   00-1001181-24         00-1001181-24
1.25                   00-1001181-25         00-1001181-25
1.26                   00-1001181-26         00-1001181-26
1.27                   00-1001181-27         00-1001181-27
1.28                   00-1001181-28         00-1001181-28
1.29                   00-1001181-29         00-1001181-29
2                      00-1001175            00-1001175
4                      00-1001189            00-1001189
6                      00-1001190            00-1001190
8                      00-1001191            00-1001191
9                      09-0002350            09-0002350
10                     00-1001187            00-1001187
10.01                  00-1001187-1          00-1001187-1
10.02                  00-1001187-2          00-1001187-2
10.03                  00-1001187-3          00-1001187-3
10.04                  00-1001187-4          00-1001187-4
10.05                  00-1001187-5          00-1001187-5
10.06                  00-1001187-6          00-1001187-6
10.07                  00-1001187-7          00-1001187-7
10.08                  00-1001187-9          00-1001187-9
10.09                  00-1001187-8          00-1001187-8
10.10                  00-1001187-10         00-1001187-10
10.11                  00-1001187-11         00-1001187-11
10.12                  00-1001187-12         00-1001187-12
10.13                  00-1001187-13         00-1001187-13
14                     00-1001152            00-1001152
14.01                  GS-2-1                GS-2-1
14.02                  GS-2-2                GS-2-2
14.03                  GS-2-3                GS-2-3
14.04                  GS-2-4                GS-2-4
14.05                  GS-2-5                GS-2-5
14.06                  GS-2-6                GS-2-6
14.07                  GS-2-7                GS-2-7
14.08                  GS-2-8                GS-2-8
18                     09-0002345            09-0002345
22                     09-0002346            09-0002346
27                     09-0002341            09-0002341
28                     09-0002363            09-0002363
40                     09-0002332            09-0002332
40.01                  09-0002332-1          09-0002332-1
40.02                  09-0002332-2          09-0002332-2
40.03                  09-0002332-3          09-0002332-3
41                     09-0002310            09-0002310
42                     09-0002311            09-0002311
47                     09-0002360            09-0002360
56                     09-0002356            09-0002356
58                     09-0002358            09-0002358
61                     09-0002364            09-0002364
63                     09-0002353            09-0002353
64                     09-0002335            09-0002335
65                     09-0002355            09-0002355
66                     09-0002339            09-0002339
68                     09-0002357            09-0002357
73                     09-0002292            09-0002292
79                     09-0002349            09-0002349
79.01                  09-0002349-1          09-0002349-1
79.02                  09-0002349-2          09-0002349-2
80                     09-0002305            09-0002305
83                     09-0002208            09-0002208
85                     09-0002309            09-0002309
86                     09-0002313            09-0002313
87                     09-0002359            09-0002359
91                     09-0002280            09-0002280
94                     09-0002347            09-0002347
97                     09-0002369            09-0002369
100                    09-0002275            09-0002275
101                    09-0002315            09-0002315
103                    09-0002361            09-0002361
104                    09-0002342            09-0002342
105                    09-0002295            09-0002295
106                    09-0002333            09-0002333
110                    09-0002306            09-0002306
113                    09-0002351            09-0002351
115                    09-0002336            09-0002336
116                    09-0002329            09-0002329
117                    09-0002303            09-0002303
120                    09-0002219            09-0002219
121                    09-0002205            09-0002205
122                    09-0002317            09-0002317
123                    09-0002247            09-0002247
124                    09-0002328            09-0002328
125                    09-0002294            09-0002294
128                    09-0002191            09-0002191
129                    09-0002296            09-0002296
130                    09-0002343            09-0002343

1-P                    00-1001181            00-1001181
2-P                    00-1001175            00-1001175
14-P                   00-1001152            00-1001152

GCCFC 06-GG7 Loan ID   Loan Name                                   Property Name
--------------------   -----------------------------------------   -----------------------------------------
1                      Investcorp Retail Portfolio                 Investcorp Retail Portfolio
1.01                   Westgate Marketplace                        Westgate Marketplace
1.02                   Market At First Colony                      Market At First Colony
1.03                   Village At Blanco                           Village At Blanco
1.04                   Copperfield Crossing                        Copperfield Crossing
1.05                   Mason Park                                  Mason Park
1.06                   Bandera Festival                            Bandera Festival
1.07                   Grogan's Mill                               Grogan's Mill
1.08                   Creekside Plaza Shopping Center             Creekside Plaza Shopping Center
1.09                   Southlake Village                           Southlake Village
1.10                   Townsend Square                             Townsend Square
1.11                   Highland Square                             Highland Square
1.12                   Forestwood                                  Forestwood
1.13                   Steeplechase                                Steeplechase
1.14                   Spring Shadows                              Spring Shadows
1.15                   Mission Bend                                Mission Bend
1.16                   Sterling Plaza                              Sterling Plaza
1.17                   Parkwood                                    Parkwood
1.18                   Village By The Park                         Village By The Park
1.19                   Barker Cypress                              Barker Cypress
1.20                   Benchmark Crossing                          Benchmark Crossing
1.21                   DeSoto Shopping Center                      DeSoto Shopping Center
1.22                   Beechcrest                                  Beechcrest
1.23                   Richwood                                    Richwood
1.24                   Colony Plaza                                Colony Plaza
1.25                   Melbourne Plaza                             Melbourne Plaza
1.26                   Minyard's                                   Minyard's
1.27                   Green Oaks                                  Green Oaks
1.28                   Kroger's Bissonnet                          Kroger's Bissonnet
1.29                   Wurzbach                                    Wurzbach
2                      One New York Plaza                          One New York Plaza
4                      55 Corporate Drive                          55 Corporate Drive
6                      Portals I                                   Portals I
8                      Montehiedra Town Center                     Montehiedra Town Center
9                      The Strip                                   The Strip
10                     Johnson Medical Office Portfolio            Johnson Medical Office Portfolio
10.01                  Sacred Heart MOB                            Sacred Heart MOB
10.02                  Shelby Physicians Center                    Shelby Physicians Center
10.03                  Cullman MOB I                               Cullman MOB I
10.04                  Physicians Medical Plaza                    Physicians Medical Plaza
10.05                  Cullman MOB II                              Cullman MOB II
10.06                  Wesley Medical Plaza                        Wesley Medical Plaza
10.07                  Emerald Coast Physicians Plaza              Emerald Coast Physicians Plaza
10.08                  Coosa Valley Medical Plaza                  Coosa Valley Medical Plaza
10.09                  Kingsport Medical Office Plaza              Kingsport Medical Office Plaza
10.10                  Carolina Medical Plaza                      Carolina Medical Plaza
10.11                  The Women's Pavilion                        The Women's Pavilion
10.12                  Coastal Carolina Medical Plaza              Coastal Carolina Medical Plaza
10.13                  Family Medicine South                       Family Medicine South
14                     JQH Hotel Portfolio B2                      JQH Hotel Portfolio B2
14.01                  Dallas Embassy Suites                       Dallas Embassy Suites
14.02                  Sacramento Holiday Inn                      Sacramento Holiday Inn
14.03                  Charlotte Renaissance                       Charlotte Renaissance
14.04                  Montgomery Embassy Suites                   Montgomery Embassy Suites
14.05                  Columbia Embassy Suites                     Columbia Embassy Suites
14.06                  Jefferson City Capitol Plaza                Jefferson City Capitol Plaza
14.07                  Coral Springs Marriott                      Coral Springs Marriott
14.08                  Cedar Rapids Marriott                       Cedar Rapids Marriott
18                     The Hotel on Rivington                      The Hotel on Rivington
22                     Buckhead Crossing                           Buckhead Crossing
27                     Glenwood Meadows                            Glenwood Meadows
28                     Santan Gateway                              Santan Gateway
40                     Louisville Medical Office Portfolio         Louisville Medical Office Portfolio
40.01                  Gray Street Medical Office Plaza            Gray Street Medical Office Plaza
40.02                  Audubon Medical Plaza West                  Audubon Medical Plaza West
40.03                  Audubon Medical Plaza East                  Audubon Medical Plaza East
41                     Aliso Viejo 20                              Aliso Viejo 20
42                     Paradise 24                                 Paradise 24
47                     Oak Park Shopping Center                    Oak Park Shopping Center
56                     American River Office                       American River Office
58                     Andersen Fiesta                             Andersen Fiesta
61                     Chandler Santan South                       Chandler Santan South
63                     Mercado del Rancho                          Mercado del Rancho
64                     Brookhollow Two                             Brookhollow Two
65                     Camelback Village Center                    Camelback Village Center
66                     Alpine Valley Center                        Alpine Valley Center
68                     Cortaro Plaza                               Cortaro Plaza
73                     Shops at World Golf Village                 Shops at World Golf Village
79                     Alexian Brothers Medical Office Portfolio   Alexian Brothers Medical Office Portfolio
79.01                  Alexian Brothers II MOB                     Alexian Brothers II MOB
79.02                  Alexian Brothers I MOB                      Alexian Brothers I MOB
80                     Energy Park Corporate Center                Energy Park Corporate Center
83                     Water Tower Place                           Water Tower Place
85                     Arcadia Villa Apartments                    Arcadia Villa Apartments
86                     Promenade Building                          Promenade Building
87                     Lancaster Plaza                             Lancaster Plaza
91                     Balmoral Centre                             Balmoral Centre
94                     Hilltop Village                             Hilltop Village
97                     North 101 Business Park                     North 101 Business Park
100                    Hopewell Shopping Center                    Hopewell Shopping Center
101                    Meadows Apartments                          Meadows Apartments
103                    Heritage Place                              Heritage Place
104                    Somerset Apartments                         Somerset Apartments
105                    Hiram Square                                Hiram Square
106                    Commerce Center                             Commerce Center
110                    Grove Towers                                Grove Towers
113                    Keswick Apartments                          Keswick Apartments
115                    Six Quebec                                  Six Quebec
116                    Hill Country Crossing                       Hill Country Crossing
117                    Martin Crossing                             Martin Crossing
120                    Supercenter Exchange                        Supercenter Exchange
121                    Beach Park Walgreens                        Beach Park Walgreens
122                    Mercedes Plaza                              Mercedes Plaza
123                    4790 Sugarloaf Parkway                      4790 Sugarloaf Parkway
124                    Augusta Business Center                     Augusta Business Center
125                    Lakeside Office Building                    Lakeside Office Building
128                    Milestone South Retail Center               Milestone South Retail Center
129                    Central Texas Marketplace                   Central Texas Marketplace
130                    Westlake Office Center                      Westlake Office Center

1-P                    Investcorp Retail Portfolio                 Investcorp Retail Portfolio
2-P                    One New York Plaza                          One New York Plaza
14-P                   JQH Hotel Portfolio B2                      JQH Hotel Portfolio B2

GCCFC 06-GG7 Loan ID   General Property Type   Detailed Property Type
--------------------   ---------------------   --------------------------------
1
1.01                   Retail                  Anchored
1.02                   Retail                  Anchored
1.03                   Retail                  Anchored
1.04                   Retail                  Anchored
1.05                   Retail                  Anchored
1.06                   Retail                  Anchored
1.07                   Retail                  Anchored
1.08                   Retail                  Anchored
1.09                   Retail                  Anchored
1.10                   Retail                  Anchored
1.11                   Retail                  Unanchored
1.12                   Retail                  Anchored
1.13                   Retail                  Anchored
1.14                   Retail                  Anchored
1.15                   Retail                  Anchored
1.16                   Retail                  Anchored
1.17                   Retail                  Anchored
1.18                   Retail                  Anchored
1.19                   Retail                  Anchored
1.20                   Retail                  Anchored
1.21                   Retail                  Anchored
1.22                   Retail                  Anchored
1.23                   Retail                  Anchored
1.24                   Retail                  Unanchored
1.25                   Retail                  Unanchored
1.26                   Retail                  Anchored
1.27                   Retail                  Shadow Anchored
1.28                   Retail                  Shadow Anchored
1.29                   Retail                  Anchored
2                      Office                  General Urban
4                      Office                  General Urban
6                      Office                  General Urban
8                      Retail                  Regional Mall
9                      Retail                  Anchored
10
10.01                  Office                  Medical
10.02                  Office                  Medical
10.03                  Office                  Medical
10.04                  Office                  Medical
10.05                  Office                  Medical
10.06                  Office                  Medical
10.07                  Office                  Medical
10.08                  Office                  Medical
10.09                  Office                  Medical
10.10                  Office                  Medical
10.11                  Office                  Medical
10.12                  Office                  Medical
10.13                  Office                  Medical
14
14.01                  Hospitality             Full Service
14.02                  Hospitality             Full Service
14.03                  Hospitality             Full Service
14.04                  Hospitality             Full Service
14.05                  Hospitality             Full Service
14.06                  Hospitality             Full Service
14.07                  Hospitality             Full Service
14.08                  Hospitality             Full Service
18                     Hospitality             Full Service
22                     Retail                  Anchored
27                     Retail                  Anchored
28                     Retail                  Power Center / Big Box
40
40.01                  Office                  Medical
40.02                  Office                  Medical
40.03                  Office                  Medical
41                     Retail                  Anchored
42                     Retail                  Anchored
47                     Retail                  Anchored
56                     Office                  General Suburban
58                     Retail                  Anchored
61                     Retail                  Anchored
63                     Retail                  Anchored
64                     Office                  General Suburban
65                     Retail                  Anchored
66                     Retail                  Shadow Anchored
68                     Retail                  Anchored
73                     Retail                  Anchored
79
79.01                  Office                  Medical
79.02                  Office                  Medical
80                     Office                  General Urban
83                     Industrial              Industrial / Warehouse w/ Office
85                     Multifamily             Garden
86                     Office                  General Urban
87                     Retail                  Anchored
91                     Office                  General Suburban
94                     Retail                  Anchored
97                     Office                  General Suburban
100                    Retail                  Anchored
101                    Multifamily             Garden
103                    Office                  General Suburban
104                    Multifamily             Garden
105                    Retail                  Shadow Anchored
106                    Retail                  Shadow Anchored
110                    Office                  General Urban
113                    Multifamily             Garden
115                    Office                  General Urban
116                    Office                  General Suburban
117                    Retail                  Shadow Anchored
120                    Retail                  Shadow Anchored
121                    Retail                  Anchored
122                    Retail                  Shadow Anchored
123                    Office                  General Suburban
124                    Retail                  Unanchored
125                    Office                  Medical
128                    Retail                  Shadow Anchored
129                    Retail                  Anchored
130                    Office                  General Suburban

1-P
2-P
14-P

GCCFC 06-GG7 Loan ID   Address
--------------------   ------------------------------------------------------------------------------
1
1.01                   1122-1550 Fry Road
1.02                   2309-2331 Williams Trace Boulevard & 3307-3699 Highway 6 South
1.03                   1130 and 1150 West Loop 1604 North
1.04                   15540 FM 529
1.05                   501-613 South Mason Road
1.06                   8315, 8407, 8425 Bandera Road & 7711, 7723 Guilbeau Road
1.07                   536 Sawdust Road
1.08                   2344-2400 Southeast Green Oaks Boulevard
1.09                   2100-2140 East Southlake Boulevard
1.10                   900-901 North Polk Street
1.11                   3111-3229 Highway 6 South
1.12                   15802-15882 Champion Forest Drive
1.13                   9503 Jones Road
1.14                   10243-10251 Kempwood Drive & 2745-2765 Gessner Road
1.15                   6804-7020 Highway 6 South
1.16                   2904 North Beltline Road
1.17                   2000 Custer Road
1.18                   4115 South Cooper Street
1.19                   17817 FM 529 Road
1.20                   5757 Hollister Street
1.21                   100-210 East Pleasant Run Road
1.22                   10828 Beechnut Street
1.23                   2105 Buckingham Road
1.24                   4811 Highway 6
1.25                   900-980 Melbourne Road
1.26                   11445 Garland Road
1.27                   4001 West Green Oaks Boulevard
1.28                   11850 Bissonnet Street
1.29                   10103, 10131 & 10141 Wurzbach Road
2                      One Water Street
4                      55 Corporate Drive
6                      1250-1280 Maryland Avenue Southwest
8                      9410 Avenue Los Romeros
9                      6619 Strip Avenue Northwest
10
10.01                  5153 North 9th Avenue
10.02                  1010 First Street North
10.03                  1948 Alabama Highway 157
10.04                  550 Redstone Avenue West
10.05                  1948 Alabama Highway 157
10.06                  39 Franklin Road
10.07                  7720 US Highway 98
10.08                  315 Hickory Street
10.09                  111 West Stone Drive
10.10                  3010 Farrow Road
10.11                  910 Adams Street
10.12                  1010 Medical Center Drive
10.13                  3143 Pelham Parkway
14
14.01                  2401 Bass Pro Drive
14.02                  300 J Street
14.03                  2800 Coliseum Centre Drive
14.04                  300 Tallapoosa Street
14.05                  200 Stonebridge Drive
14.06                  415 West McCarty Street
14.07                  11775 Heron Bay Boulevard
14.08                  1200 Collins Road
18                     107 Rivington Street
22                     2625 Piedmont Road
27                     10-45 Market Street, 100-400 West Meadows Drive and 105-405 East Meadows Drive
28                     1005-1445 South Arizona Avenue
40
40.01                  210 East Gray Street
40.02                  2355 Poplar Level Road
40.03                  3 Audubon Plaza Drive
41                     26701 Aliso Creek Road
42                     15601 Sheridan Street
47                     604 - 688 Lindero Canyon Road
56                     3638, 3638 and 3640 American River Drive
58                     1840-1940 West Chandler Boulevard
61                     1445 South Arizona Avenue
63                     9301 East Shea Boulevard
64                     2221 East Lamar Boulevard
65                     4410-4430 East Camelback Road & 5013-5111 44th Street
66                     604, 632, 656 & 678 West Main Street
68                     8300-8360 North Thornydale Road & 3605 Cortaro Farms Road
73                     275-455 South Legacy Trail
79
79.01                  227 North Jackson Avenue
79.02                  175 North Jackson Avenue
80                     1260 Energy Lane
83                     6901 East Fish Lake Road
85                     3915 East Camelback Road
86                     1936 University Avenue
87                     1006, 1022, 1030 & 1060 East Avenue J
91                     32121 Woodward Avenue
94                     13632, 13700 & 13762 Colorado Boulevard & 4243 East 136th Avenue
97                     14110 Northdale Boulevard
100                    2282-2300 Brodhead Road
101                    1291 Walter Webb Drive
103                    1515 Fifth Avenue
104                    2029 North Woodlawn Boulevard
105                    5157 Jimmy Lee Smith Parkway
106                    1717-1761 Haggerty Highway
110                    1001, 1100 & 1110 Navaho Drive
113                    1510 Bridle Circle
115                    601 Marquette Avenue
116                    12274 Bandera Road
117                    109 Williamson Road
120                    2308-2352 Hendrickson Road
121                    39023 Green Bay Road
122                    4835 Kingston Pike
123                    4790 Sugarloaf Parkway
124                    111 Shartom Drive
125                    6867 Southpointe Drive North
128                    4535 & 4773 Milestone Lane
129                    2316 West Loop 340
130                    805 Beachway Drive

1-P
2-P
14-P

GCCFC 06-GG7 Loan ID   City               County                 State                  Zip Code   Original Balance
--------------------   ----------------   --------------------   --------------------   --------   ----------------
1                                                                                                   $248,400,000.00
1.01                   Houston            Harris                 Texas                     77084
1.02                   Sugar Land         Fort Bend              Texas                     77478
1.03                   San Antonio        Bexar                  Texas                     78248
1.04                   Houston            Harris                 Texas                     77095
1.05                   Katy               Harris                 Texas                     77450
1.06                   San Antonio        Bexar                  Texas                     78250
1.07                   Spring             Montgomery             Texas                     77380
1.08                   Arlington          Tarrant                Texas                     76018
1.09                   Southlake          Tarrant                Texas                     76092
1.10                   DeSoto             Dallas                 Texas                     75115
1.11                   Sugar Land         Fort Bend              Texas                     77478
1.12                   Spring             Harris                 Texas                     77379
1.13                   Houston            Harris                 Texas                     77065
1.14                   Houston            Harris                 Texas                     77080
1.15                   Houston            Harris                 Texas                     77083
1.16                   Irving             Dallas                 Texas                     75062
1.17                   Plano              Collin                 Texas                     75075
1.18                   Arlington          Tarrant                Texas                     76015
1.19                   Houston            Harris                 Texas                     77095
1.20                   Houston            Harris                 Texas                     77040
1.21                   DeSoto             Dallas                 Texas                     75115
1.22                   Houston            Harris                 Texas                     77072
1.23                   Richardson         Dallas                 Texas                     75081
1.24                   Missouri City      Fort Bend              Texas                     77459
1.25                   Hurst              Tarrant                Texas                     76053
1.26                   Dallas             Dallas                 Texas                     75218
1.27                   Arlington          Tarrant                Texas                     76016
1.28                   Houston            Harris                 Texas                     77099
1.29                   San Antonio        Bexar                  Texas                     78230
2                      New York           New York               New York                  10038    $200,000,000.00
4                      Bridgewater        Somerset               New Jersey                08807    $190,000,000.00
6                      Washington         District of Columbia   District Of Columbia      20024    $155,000,000.00
8                      San Juan           San Juan               Puerto Rico               00926    $120,000,000.00
9                      North Canton       Stark                  Ohio                      44720     $92,600,000.00
10                                                                                                   $91,730,000.00
10.01                  Pensacola          Escambia               Florida                   32504
10.02                  Alabaster          Shelby                 Alabama                   35007
10.03                  Cullman            Cullman                Alabama                   35058
10.04                  Crestview          Okaloosa               Florida                   32536
10.05                  Cullman            Cullman                Alabama                   35058
10.06                  Hattiesburg        Forrest                Mississippi               39402
10.07                  Destin             Walton                 Florida                   32550
10.08                  Sylacauga          Talladega              Alabama                   35150
10.09                  Kingsport          Sullivan               Tennessee                 37660
10.10                  Columbia           Richland               South Carolina            29203
10.11                  Huntsville         Madison                Alabama                   35801
10.12                  Hardeeville        Jasper                 South Carolina            29927
10.13                  Pelham             Shelby                 Alabama                   35124
14                                                                                                   $76,000,000.00
14.01                  Grapevine          Tarrant                Texas                     76051
14.02                  Sacramento         Sacramento             California                95814
14.03                  Charlotte          Mecklenburg            North Carolina            28217
14.04                  Montgomery         Montgomery             Alabama                   36104
14.05                  Columbia           Richland               South Carolina            29210
14.06                  Jefferson City     Cole                   Missouri                  65101
14.07                  Coral Springs      Broward                Florida                   33076
14.08                  Cedar Rapids       Linn                   Iowa                      52402
18                     New York           New York               New York                  10002     $40,250,000.00
22                     Atlanta            Fulton                 Georgia                   30324     $33,215,000.00
27                     Glenwood Springs   Garfield               Colorado                  81601     $28,500,000.00
28                     Chandler           Maricopa               Arizona                   85248     $28,060,000.00
40                                                                                                   $22,100,000.00
40.01                  Louisville         Jefferson              Kentucky                  40202
40.02                  Louisville         Jefferson              Kentucky                  40217
40.03                  Louisville         Jefferson              Kentucky                  40217
41                     Aliso Viejo        Orange                 California                92656     $22,000,000.00
42                     Davie              Broward                Florida                   33331     $22,000,000.00
47                     Oak Park           Ventura                California                91377     $19,500,000.00
56                     Sacramento         Sacramento             California                95864     $16,450,000.00
58                     Chandler           Maricopa               Arizona                   85224     $16,000,000.00
61                     Chandler           Maricopa               Arizona                   85248     $14,340,000.00
63                     Scottsdale         Maricopa               Arizona                   85260     $13,650,000.00
64                     Arlington          Tarrant                Texas                     76006     $13,640,000.00
65                     Phoenix            Maricopa               Arizona                   85018     $13,300,000.00
66                     American Fork      Utah                   Utah                      84003     $12,600,000.00
68                     Tucson             Pima                   Arizona                   85741     $12,000,000.00
73                     St. Augustine      St. Johns              Florida                   32092     $10,800,000.00
79                                                                                                    $9,200,000.00
79.01                  San Jose           Santa Clara            California                95116
79.02                  San Jose           Santa Clara            California                95116
80                     St. Paul           Ramsey                 Minnesota                 55108      $8,820,000.00
83                     Maple Grove        Hennepin               Minnesota                 55369      $8,600,000.00
85                     Phoenix            Maricopa               Arizona                   85018      $8,340,000.00
86                     Berkeley           Alameda                California                94704      $8,000,000.00
87                     Lancaster          Los Angeles            California                93535      $8,000,000.00
91                     Royal Oak          Oakland                Michigan                  48073      $7,600,000.00
94                     Thornton           Adams                  Colorado                  80602      $7,500,000.00
97                     Rogers             Hennepin               Minnesota                 55374      $6,950,000.00
100                    Aliquippa          Beaver                 Pennsylvania              15001      $6,600,000.00
101                    Sevierville        Sevier                 Tennessee                 37862      $5,730,000.00
103                    Moline             Rock Island            Illinois                  61265      $5,500,000.00
104                    Wichita            Sedgwick               Kansas                    67208      $5,475,000.00
105                    Hiram              Paulding               Georgia                   30141      $5,440,000.00
106                    Commerce           Oakland                Michigan                  48390      $5,000,000.00
110                    Raleigh            Wake                   North Carolina            27609      $4,700,000.00
113                    Greenville         Pitt                   North Carolina            27834      $4,200,000.00
115                    Minneapolis        Hennepin               Minnesota                 55402      $4,010,000.00
116                    Helotes            Bexar                  Texas                     78023      $4,000,000.00
117                    Mooresville        Iredell                North Carolina            28117      $3,800,000.00
120                    Albert Lea         Freeborn               Minnesota                 56007      $3,150,000.00
121                    Beach Park         Lake                   Illinois                  60087      $3,114,000.00
122                    Knoxville          Knox                   Tennessee                 37919      $3,090,000.00
123                    Lawrenceville      Gwinnett               Georgia                   30044      $3,100,000.00
124                    Augusta            Richmond               Georgia                   30907      $3,080,000.00
125                    Jacksonville       Duval                  Florida                   32216      $2,750,000.00
128                    Castle Rock        Douglas                Colorado                  80104      $2,280,000.00
129                    Waco               McLennan               Texas                     76711      $2,000,000.00
130                    Indianapolis       Marion                 Indiana                   46224      $2,000,000.00

1-P                                                                                                  $63,800,000.00
2-P                                                                                                 $200,000,000.00
14-P                                                                                                $165,000,000.00

GCCFC 06-GG7 Loan ID   Cut-off Date Balance   Monthly Debt Service   Gross Interest Rate   Seasoning
--------------------   --------------------   --------------------   -------------------   ---------
1                           $248,400,000.00          $1,514,994.69                5.7340%          2
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                           $200,000,000.00          $2,456,230.53                5.4995%          4
4                           $190,000,000.00            $922,499.48                5.7465%          1
6                           $155,000,000.00            $790,085.59                6.0330%          1
8                           $120,000,000.00            $612,388.89                6.0400%          0
9                            $92,328,509.76            $545,635.22                5.8390%          3
10                           $91,730,000.00            $466,570.21                6.0200%          1
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                           $76,000,000.00          $1,366,406.45                5.4870%          9
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                           $40,250,000.00            $246,518.77                6.2000%          3
22                           $33,215,000.00            $156,314.25                5.5700%          2
27                           $28,500,000.00            $165,594.78                5.7100%          2
28                           $28,060,000.00            $160,591.48                5.5720%          1
40                           $22,100,000.00            $128,829.23                5.7400%          3
40.01
40.02
40.03
41                           $21,876,101.27            $139,602.43                5.8400%          4
42                           $21,876,101.27            $139,602.43                5.8400%          4
47                           $19,500,000.00            $117,087.93                6.0140%          1
56                           $16,450,000.00            $101,713.82                6.2900%          1
58                           $16,000,000.00             $97,476.51                6.1500%          1
61                           $14,340,000.00             $82,069.91                5.5720%          1
63                           $13,650,000.00             $79,311.18                5.7100%          1
64                           $13,640,000.00             $84,250.13                6.2800%          2
65                           $13,300,000.00             $77,615.20                5.7500%          1
66                           $12,600,000.00             $73,130.45                5.7000%          2
68                           $12,000,000.00             $73,262.83                6.1700%          1
73                           $10,753,786.95             $59,972.91                5.3000%          4
79                            $9,200,000.00             $46,327.96                5.9600%          2
79.01
79.02
80                            $8,820,000.00             $51,976.51                5.8400%          3
83                            $8,522,249.14             $47,436.27                5.2400%          8
85                            $8,340,000.00             $49,788.24                5.9600%          3
86                            $8,000,000.00             $45,674.40                5.5500%          4
87                            $8,000,000.00             $48,324.66                6.0700%          2
91                            $7,600,000.00             $46,534.59                5.4700%          4
94                            $7,500,000.00             $35,296.01                5.5700%          3
97                            $6,950,000.00             $42,792.35                6.2500%          1
100                           $6,564,063.29             $37,806.02                5.5800%          5
101                           $5,708,130.94             $33,730.49                5.8300%          4
103                           $5,500,000.00             $27,324.31                5.8800%          1
104                           $5,475,000.00             $33,213.59                6.1100%          1
105                           $5,440,000.00             $31,746.37                5.7500%          4
106                           $5,000,000.00             $29,191.35                5.7540%          2
110                           $4,700,000.00             $22,833.62                5.7500%          3
113                           $4,200,000.00             $22,285.28                6.2800%          2
115                           $4,006,224.40             $24,794.68                6.2900%          1
116                           $3,988,470.37             $23,776.68                5.9200%          3
117                           $3,800,000.00             $18,300.69                5.7000%          3
120                           $3,121,497.23             $18,934.22                5.6300%          7
121                           $3,114,000.00             $15,549.46                5.9100%          3
122                           $3,090,000.00             $17,525.30                5.4900%          4
123                           $3,077,840.11             $18,012.06                5.7100%          7
124                           $3,067,529.37             $22,476.70                6.2300%          2
125                           $2,738,892.63             $15,735.19                5.5700%          4
128                           $2,280,000.00             $13,816.68                6.1000%          2
129                           $2,000,000.00             $11,608.01                5.7000%          5
130                           $2,000,000.00             $12,106.98                6.0900%          3

1-P                          $63,800,000.00                                                        2
2-P                         $200,000,000.00                                                        4
14-P                        $165,000,000.00                                                        9

GCCFC 06-GG7 Loan ID   Original Term to Maturity (mos.)   Stated Remaining Term to Maturity (mos.)
--------------------   --------------------------------   ----------------------------------------
1                                                   119                                        117
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                                                   120                                        116
4                                                   114                                        113
6                                                   121                                        120
8                                                   120                                        120
9                                                   120                                        117
10                                                  120                                        119
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                                                  120                                        111
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                                                  120                                        117
22                                                  120                                        118
27                                                  120                                        118
28                                                  120                                        119
40                                                  120                                        117
40.01
40.02
40.03
41                                                  120                                        116
42                                                  120                                        116
47                                                  120                                        119
56                                                  120                                        119
58                                                  120                                        119
61                                                  120                                        119
63                                                  120                                        119
64                                                  120                                        118
65                                                  120                                        119
66                                                  120                                        118
68                                                  120                                        119
73                                                  120                                        116
79                                                  120                                        118
79.01
79.02
80                                                  120                                        117
83                                                  120                                        112
85                                                  120                                        117
86                                                  120                                        116
87                                                  120                                        118
91                                                  120                                        116
94                                                  120                                        117
97                                                  120                                        119
100                                                 120                                        115
101                                                 120                                        116
103                                                 120                                        119
104                                                 120                                        119
105                                                 120                                        116
106                                                 120                                        118
110                                                 120                                        117
113                                                  84                                         82
115                                                 120                                        119
116                                                 120                                        117
117                                                 120                                        117
120                                                 120                                        113
121                                                 120                                        117
122                                                 120                                        116
123                                                 120                                        113
124                                                 120                                        118
125                                                 120                                        116
128                                                 120                                        118
129                                                 120                                        115
130                                                 120                                        117

1-P                                                 119                                        117
2-P                                                 120                                        116
14-P                                                120                                        111

GCCFC 06-GG7 Loan ID   Original Interest Only Term (mos.)   Original Amortization Term (mos.)
--------------------   ----------------------------------   ---------------------------------
1                                                     119                                 117
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                                                      36                                  32
4                                                     114                                 113
6                                                     121                                 120
8                                                     120                                 120
9                                                       0                                   0
10                                                    120                                 119
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                                                     35                                  26
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                                                     12                                   9
22                                                    120                                 118
27                                                     36                                  34
28                                                     60                                  59
40                                                     60                                  57
40.01
40.02
40.03
41                                                      0                                   0
42                                                      0                                   0
47                                                     60                                  59
56                                                     24                                  23
58                                                     60                                  59
61                                                     60                                  59
63                                                     60                                  59
64                                                     24                                  22
65                                                     60                                  59
66                                                     36                                  34
68                                                     60                                  59
73                                                      0                                   0
79                                                    120                                 118
79.01
79.02
80                                                     36                                  33
83                                                      0                                   0
85                                                     24                                  21
86                                                     60                                  56
87                                                     60                                  58
91                                                     24                                  20
94                                                    120                                 117
97                                                     36                                  35
100                                                     0                                   0
101                                                     0                                   0
103                                                   120                                 119
104                                                    36                                  35
105                                                    60                                  56
106                                                    60                                  58
110                                                   120                                 117
113                                                    84                                  82
115                                                     0                                   0
116                                                     0                                   0
117                                                   120                                 117
120                                                     0                                   0
121                                                   120                                 117
122                                                    24                                  20
123                                                     0                                   0
124                                                     0                                   0
125                                                     0                                   0
128                                                    24                                  22
129                                                    60                                  55
130                                                    12                                   9

1-P                                                   119                                 117
2-P                                                    36                                  32
14-P                                                   35                                  26

GCCFC 06-GG7 Loan ID   Remaining Interest Only Period (mos.)   Remaining Amortization Term (mos.)
--------------------   -------------------------------------   ----------------------------------
1                                                         NA                                   NA
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                                                        300                                  300
4                                                         NA                                   NA
6                                                         NA                                   NA
8                                                         NA                                   NA
9                                                        360                                  357
10                                                        NA                                   NA
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                                                       360                                  360
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                                                       360                                  360
22                                                        NA                                   NA
27                                                       360                                  360
28                                                       360                                  360
40                                                       360                                  360
40.01
40.02
40.03
41                                                       300                                  296
42                                                       300                                  296
47                                                       360                                  360
56                                                       360                                  360
58                                                       360                                  360
61                                                       360                                  360
63                                                       360                                  360
64                                                       360                                  360
65                                                       360                                  360
66                                                       360                                  360
68                                                       360                                  360
73                                                       360                                  356
79                                                        NA                                   NA
79.01
79.02
80                                                       360                                  360
83                                                       360                                  352
85                                                       360                                  360
86                                                       360                                  360
87                                                       360                                  360
91                                                       300                                  300
94                                                        NA                                   NA
97                                                       360                                  360
100                                                      360                                  355
101                                                      360                                  356
103                                                       NA                                   NA
104                                                      360                                  360
105                                                      360                                  360
106                                                      360                                  360
110                                                       NA                                   NA
113                                                       NA                                   NA
115                                                      360                                  359
116                                                      360                                  357
117                                                       NA                                   NA
120                                                      324                                  317
121                                                       NA                                   NA
122                                                      360                                  360
123                                                      360                                  353
124                                                      240                                  238
125                                                      360                                  356
128                                                      360                                  360
129                                                      360                                  360
130                                                      360                                  360

1-P                                                       NA                                   NA
2-P                                                      300                                  300
14-P                                                     360                                  360

GCCFC 06-GG7 Loan ID   Interest Accrual Method (Actual/360 or 30/360)   Administrative Fee Rate
--------------------   ----------------------------------------------   -----------------------
1                      Actual/360                                                       0.02059%
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                      Actual/360                                                       0.02059%
4                      Actual/360                                                       0.02059%
6                      Actual/360                                                       0.02059%
8                      Actual/360                                                       0.02059%
9                      Actual/360                                                       0.07059%
10                     Actual/360                                                       0.04059%
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                     Actual/360                                                       0.02059%
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                     Actual/360                                                       0.02059%
22                     Actual/360                                                       0.02059%
27                     Actual/360                                                       0.02059%
28                     Actual/360                                                       0.02059%
40                     Actual/360                                                       0.06059%
40.01
40.02
40.03
41                     Actual/360                                                       0.02059%
42                     Actual/360                                                       0.02059%
47                     Actual/360                                                       0.02059%
56                     Actual/360                                                       0.02059%
58                     Actual/360                                                       0.02059%
61                     Actual/360                                                       0.02059%
63                     Actual/360                                                       0.02059%
64                     Actual/360                                                       0.02059%
65                     Actual/360                                                       0.02059%
66                     Actual/360                                                       0.02059%
68                     Actual/360                                                       0.02059%
73                     Actual/360                                                       0.02059%
79                     Actual/360                                                       0.07059%
79.01
79.02
80                     Actual/360                                                       0.02059%
83                     Actual/360                                                       0.02059%
85                     Actual/360                                                       0.02059%
86                     Actual/360                                                       0.02059%
87                     Actual/360                                                       0.02059%
91                     Actual/360                                                       0.02059%
94                     Actual/360                                                       0.02059%
97                     Actual/360                                                       0.02059%
100                    Actual/360                                                       0.07059%
101                    Actual/360                                                       0.02059%
103                    Actual/360                                                       0.02059%
104                    Actual/360                                                       0.02059%
105                    Actual/360                                                       0.02059%
106                    Actual/360                                                       0.02059%
110                    Actual/360                                                       0.02059%
113                    Actual/360                                                       0.02059%
115                    Actual/360                                                       0.08059%
116                    Actual/360                                                       0.02059%
117                    Actual/360                                                       0.02059%
120                    Actual/360                                                       0.02059%
121                    Actual/360                                                       0.02059%
122                    Actual/360                                                       0.02059%
123                    Actual/360                                                       0.02059%
124                    Actual/360                                                       0.02059%
125                    Actual/360                                                       0.02059%
128                    Actual/360                                                       0.07059%
129                    Actual/360                                                       0.02059%
130                    Actual/360                                                       0.07059%

1-P                    Actual/360                                                       0.01000%
2-P                    Actual/360                                                       0.01000%
14-P                   Actual/360                                                       0.01000%

GCCFC 06-GG7 Loan ID   Master Servicing Fee    Primary Servicing Fee    Ownership Interest (Fee/Leasehold)
--------------------   --------------------    ---------------------    ----------------------------------
1                                   0.01000%                 0.01000%
1.01                                                                    Fee Simple
1.02                                                                    Fee Simple
1.03                                                                    Fee Simple
1.04                                                                    Fee Simple
1.05                                                                    Fee Simple
1.06                                                                    Fee Simple
1.07                                                                    Fee Simple
1.08                                                                    Fee Simple
1.09                                                                    Fee Simple
1.10                                                                    Fee Simple
1.11                                                                    Fee Simple
1.12                                                                    Fee Simple
1.13                                                                    Fee Simple
1.14                                                                    Fee Simple
1.15                                                                    Fee Simple
1.16                                                                    Fee Simple
1.17                                                                    Fee Simple
1.18                                                                    Fee Simple
1.19                                                                    Fee Simple
1.20                                                                    Fee Simple
1.21                                                                    Fee Simple
1.22                                                                    Fee Simple
1.23                                                                    Fee Simple
1.24                                                                    Fee Simple
1.25                                                                    Fee Simple
1.26                                                                    Fee Simple
1.27                                                                    Fee Simple
1.28                                                                    Fee Simple
1.29                                                                    Fee Simple
2                                   0.01000%                 0.01000%   Fee Simple
4                                   0.01000%                 0.01000%   Fee Simple
6                                   0.01000%                 0.01000%   Fee Simple
8                                   0.01000%                 0.01000%   Fee Simple
9                                   0.01000%                 0.06000%   Fee Simple
10                                  0.01000%                 0.03000%
10.01                                                                   Leasehold
10.02                                                                   Leasehold
10.03                                                                   Leasehold
10.04                                                                   Fee Simple
10.05                                                                   Leasehold
10.06                                                                   Leasehold
10.07                                                                   Leasehold
10.08                                                                   Leasehold
10.09                                                                   Leasehold
10.10                                                                   Fee Simple
10.11                                                                   Leasehold
10.12                                                                   Leasehold
10.13                                                                   Leasehold
14                                  0.01000%                 0.01000%
14.01                                                                   Fee Simple
14.02                                                                   Fee Simple
14.03                                                                   Fee Simple
14.04                                                                   Fee Simple
14.05                                                                   Fee Simple
14.06                                                                   Fee Simple
14.07                                                                   Fee Simple
14.08                                                                   Fee Simple
18                                  0.01000%                 0.01000%   Fee Simple
22                                  0.01000%                 0.01000%   Fee Simple
27                                  0.01000%                 0.01000%   Fee Simple
28                                  0.01000%                 0.01000%   Fee Simple
40                                  0.01000%                 0.05000%
40.01                                                                   Fee Simple
40.02                                                                   Fee Simple
40.03                                                                   Fee Simple
41                                  0.01000%                 0.01000%   Fee Simple
42                                  0.01000%                 0.01000%   Fee Simple
47                                  0.01000%                 0.01000%   Fee Simple
56                                  0.01000%                 0.01000%   Fee Simple
58                                  0.01000%                 0.01000%   Fee Simple
61                                  0.01000%                 0.01000%   Fee Simple
63                                  0.01000%                 0.01000%   Fee Simple
64                                  0.01000%                 0.01000%   Fee Simple
65                                  0.01000%                 0.01000%   Fee Simple
66                                  0.01000%                 0.01000%   Fee Simple / Leasehold
68                                  0.01000%                 0.01000%   Fee Simple
73                                  0.01000%                 0.01000%   Fee Simple
79                                  0.01000%                 0.06000%
79.01                                                                   Leasehold
79.02                                                                   Leasehold
80                                  0.01000%                 0.01000%   Fee Simple
83                                  0.01000%                 0.01000%   Fee Simple
85                                  0.01000%                 0.01000%   Fee Simple
86                                  0.01000%                 0.01000%   Fee Simple
87                                  0.01000%                 0.01000%   Fee Simple
91                                  0.01000%                 0.01000%   Fee Simple
94                                  0.01000%                 0.01000%   Fee Simple
97                                  0.01000%                 0.01000%   Fee Simple
100                                 0.01000%                 0.06000%   Fee Simple
101                                 0.01000%                 0.01000%   Fee Simple
103                                 0.01000%                 0.01000%   Fee Simple / Leasehold
104                                 0.01000%                 0.01000%   Fee Simple
105                                 0.01000%                 0.01000%   Fee Simple
106                                 0.01000%                 0.01000%   Fee Simple
110                                 0.01000%                 0.01000%   Fee Simple
113                                 0.01000%                 0.01000%   Fee Simple
115                                 0.01000%                 0.07000%   Fee Simple
116                                 0.01000%                 0.01000%   Fee Simple
117                                 0.01000%                 0.01000%   Fee Simple
120                                 0.01000%                 0.01000%   Fee Simple
121                                 0.01000%                 0.01000%   Fee Simple
122                                 0.01000%                 0.01000%   Leasehold
123                                 0.01000%                 0.01000%   Fee Simple
124                                 0.01000%                 0.01000%   Fee Simple
125                                 0.01000%                 0.01000%   Fee Simple
128                                 0.01000%                 0.06000%   Fee Simple
129                                 0.01000%                 0.01000%   Fee Simple
130                                 0.01000%                 0.06000%   Fee Simple

1-P                                 0.00000%                 0.01000%
2-P                                 0.00000%                 0.01000%
14-P                                0.00000%                 0.01000%

GCCFC 06-GG7 Loan ID   Mortgage Loan Seller   Originator
--------------------   --------------------   --------------
1                      GSMC                   GSCMC
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                      GSMC                   GSCMC / Lehman
4                      GSMC                   GSCMC
6                      GSMC                   GSCMC
8                      GSMC                   GSCMC
9                      GSMC                   GSCMC
10                     GSMC                   GSCMC
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                     GSMC                   GSCMC
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                     GSMC                   GSCMC
22                     GSMC                   GSCMC
27                     GSMC                   GSCMC
28                     GSMC                   GSCMC
40                     GSMC                   GSCMC
40.01
40.02
40.03
41                     GSMC                   GSCMC
42                     GSMC                   GSCMC
47                     GSMC                   GSCMC
56                     GSMC                   GSCMC
58                     GSMC                   GSCMC
61                     GSMC                   GSCMC
63                     GSMC                   GSCMC
64                     GSMC                   GSCMC
65                     GSMC                   GSCMC
66                     GSMC                   GSCMC
68                     GSMC                   GSCMC
73                     GSMC                   GSCMC
79                     GSMC                   GSCMC
79.01
79.02
80                     GSMC                   GSCMC
83                     GSMC                   GSCMC
85                     GSMC                   GSCMC
86                     GSMC                   GSCMC
87                     GSMC                   GSCMC
91                     GSMC                   GSCMC
94                     GSMC                   GSCMC
97                     GSMC                   GSCMC
100                    GSMC                   GSCMC
101                    GSMC                   GSCMC
103                    GSMC                   GSCMC
104                    GSMC                   GSCMC
105                    GSMC                   GSCMC
106                    GSMC                   GSCMC
110                    GSMC                   GSCMC
113                    GSMC                   GSCMC
115                    GSMC                   GSCMC
116                    GSMC                   GSCMC
117                    GSMC                   GSCMC
120                    GSMC                   GSCMC
121                    GSMC                   GSCMC
122                    GSMC                   GSCMC
123                    GSMC                   GSCMC
124                    GSMC                   GSCMC
125                    GSMC                   GSCMC
128                    GSMC                   GSCMC
129                    GSMC                   GSCMC
130                    GSMC                   GSCMC

1-P                    GSMC                   GSMC
2-P                    GSMC                   GSMC
14-P                   GSMC                   GSMC

GCCFC 06-GG7 Loan ID   Prepayment Type
--------------------   ---------------------------------------------------------------------------------------------------
1                      Lockout/26_Defeasance/89_0%/4
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                      Lockout/28_Defeasance/88_0%/4
4                      Lockout/25_Defeasance/86_0%/3
6                      Lockout/25_Defeasance/91_0%/5
8                      Lockout/24_Defeasance/91_0%/5
9                      Lockout/27_Defeasance/86_0%/7
10                     Lockout/25_Greater of YM or 1% or Defeasance or (Partial Defeasance or Greater of 1% or YM)/91_0%/4
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                     Lockout/33_Defeasance/80_0%/7
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                     Lockout/27_Defeasance/89_0%/4
22                     Lockout/26_Defeasance or Greater of YM or 1%/90_0%/4
27                     Lockout/26_Defeasance/87_0%/7
28                     Lockout/25_Defeasance/91_0%/4
40                     Lockout/27_>YM or 1%/89_0%/4
40.01
40.02
40.03
41                     Lockout/28_Defeasance/88_0%/4
42                     Lockout/28_Defeasance/88_0%/4
47                     Lockout/25_Defeasance/91_0%/4
56                     Lockout/25_Defeasance/91_0%/4
58                     Lockout/25_Defeasance/91_0%/4
61                     Lockout/25_Defeasance/91_0%/4
63                     Lockout/25_Defeasance/91_0%/4
64                     Lockout/26_Defeasance/90_0%/4
65                     Lockout/25_Defeasance/91_0%/4
66                     Lockout/26_Defeasance or (Partial Defeasance or > YM or 1%)/87_0%/7
68                     Lockout/25_Defeasance/91_0%/4
73                     Lockout/28_Defeasance/88_0%/4
79                     Lockout/26_>YM or 1%/90_0%/4
79.01
79.02
80                     Lockout/27_Defeasance/89_0%/4
83                     Lockout/32_Defeasance/84_0%/4
85                     >YM or 3%/12_> YM or 2%/12_>YM or 1%/92_0%/4
86                     Lockout/28_Defeasance/88_0%/4
87                     Lockout/26_Defeasance/90_0%/4
91                     Lockout/28_Defeasance/88_0%/4
94                     Lockout/27_Defeasance or Greater of 1% or Yield Maintenance/89_0%/4
97                     Lockout/25_Defeasance or Greater of 1% or Yield Maintenance/91_0%/4
100                    Lockout/29_Defeasance/86_0%/5
101                    Lockout/28_Defeasance/88_0%/4
103                    Lockout/25_Defeasance/91_0%/4
104                    Lockout/25_Defeasance/91_0%/4
105                    Lockout/28_Defeasance/88_0%/4
106                    Lockout/26_Defeasance/90_0%/4
110                    Lockout/27_Defeasance/89_0%/4
113                    Lockout/26_Defeasance/54_0%/4
115                    Lockout/25_Defeasance/91_0%/4
116                    Lockout/27_>YM or 1%/89_0%/4
117                    Lockout/27_Defeasance/89_0%/4
120                    Lockout/31_Defeasance/85_0%/4
121                    Lockout/27_Defeasance/89_0%/4
122                    Lockout/28_Defeasance/88_0%/4
123                    Lockout/31_Defeasance/85_0%/4
124                    Lockout/26_>YM or 1%/90_0%/4
125                    Lockout/28_Defeasance/88_0%/4
128                    Lockout/26_>YM or 1%/90_0%/4
129                    Lockout/29_Defeasance/87_0%/4
130                    Lockout/27_Defeasance/89_0%/4

1-P                    Lockout/26_Defeasance/89_0%/4
2-P                    Lockout/28_Defeasance/88_0%/4
14-P                   Lockout/33_Defeasance/80_0%/7

GCCFC 06-GG7 Loan ID   Crossed With Other Loans (Crossed Group)
--------------------   ----------------------------------------
1                      NAP
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
1.11
1.12
1.13
1.14
1.15
1.16
1.17
1.18
1.19
1.20
1.21
1.22
1.23
1.24
1.25
1.26
1.27
1.28
1.29
2                      NAP
4                      NAP
6                      NAP
8                      NAP
9                      NAP
10                     NAP
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
14                     NAP
14.01
14.02
14.03
14.04
14.05
14.06
14.07
14.08
18                     NAP
22                     NAP
27                     NAP
28                     NAP
40                     NAP
40.01
40.02
40.03
41                     NAP
42                     NAP
47                     NAP
56                     NAP
58                     NAP
61                     NAP
63                     NAP
64                     NAP
65                     NAP
66                     NAP
68                     NAP
73                     NAP
79                     NAP
79.01
79.02
80                     NAP
83                     NAP
85                     NAP
86                     NAP
87                     NAP
91                     NAP
94                     NAP
97                     NAP
100                    NAP
101                    NAP
103                    NAP
104                    NAP
105                    NAP
106                    NAP
110                    NAP
113                    NAP
115                    NAP
116                    NAP
117                    NAP
120                    NAP
121                    NAP
122                    NAP
123                    NAP
124                    NAP
125                    NAP
128                    NAP
129                    NAP
130                    NAP

1-P                    NAP
2-P                    NAP
14-P                   NAP

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                  EXHIBIT C

                 Exceptions to Representations and Warranties

--------------------------------------------------------------------------------

Representation                     Description of Exception
--------------------------------------------------------------------------------


                           Loan No. 4 (55 Corporate Drive). The sole tenant at
               the Mortgaged Property has a right of first offer with respect to the Mortgaged Property, which is not subordinated to the lien of the mortgage. The tenant has executed an SNDA that states that the right of first offer is not exercisable in connection with a foreclosure by mortgagee.

                           Loan No. 4 (55 Corporate Drive). The Mortgaged
               Property is a condominium unit. A large portion of the condominium common elements are subject to an expansion option held by a third-party. If such expansion option is exercised, a significant portion of the condominium common elements will be converted to a condominium unit in which the Mortgagor will have no interest. Any such conversion is not considered a "transfer" under the Mortgage Loan documents and neither mortgagee consent nor the payment of a release price is required in connection therewith. No portion of the condominium common elements subject to such expansion option were considered in underwriting the Mortgage Loan.

                           Loan No. 14 (JQH Hotel Portfolio B2). Each of the
               Mortgaged Properties is subject to a right of first refusal
               ("ROFR") in favor of John Q. Hammons ("JQH"). The ROFR runs with the land, but expires upon the earlier to occur of (x) the death of JQH, or (y) the full redemption of the preferred equity interests of JQH and his affiliates in John Q. Hammons Hotels,
   (8) L.P.    The ROFR applies to any sales, assignments, equity transfers,
Mortgage Lien  leases, grants of options to purchase and issuances of debt convertible into equity, but excludes mortgages with a loan-to-value ratio not exceeding 90% and otherwise on market terms, any foreclosure thereon, any deed-in-lieu of foreclosure, and the first transfer to an unaffiliated third party following the mortgagee's acquisition of a hotel through foreclosure or deed-in-lieu of foreclosure.

                           Loan No. 14 (JQH Hotel Portfolio B2). Marriott has a
               ROFR with respect to any proposed transfer of a Mortgaged Property currently being operated under a Marriott flag, or a direct or indirect interest therein, to a "Competitor" (as defined in the applicable franchise agreement). The ROFR applies in all cases, including foreclosure. Marriott also has consent rights in respect of a transfer of the applicable Mortgaged Property or a direct or indirect interest therein.

                           Loan No. 14 (JQH Hotel Portfolio B2). Until 2047,
               Grapevine Mills Residual Limited Partnership (the "Grantor") has
               a ROFR with respect to any sale, transfer, lease or other
               conveyance (a "Transfer") of all or any part of, or any interest in, the Property located at Grapevine, Texas. The ROFR runs with the land.
                           Loan No. 14 (JQH Hotel Portfolio B2). Hilton has
               rights of first offer with respect to the Embassy Suites Property located at Montgomery, Alabama, the Embassy Suites Property located at Columbia, South Carolina and the Embassy Suites
               Property located in Grapevine, Texas.
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               Loan No. 4 (55 Corporate Drive). The Mortgage Loan documents contain market standard insurance requirements, but provide that the Mortgagor's insurance obligations shall be satisfied at any time that (i) the sole tenant at the Mortgaged Property
               (sanofi-aventis U.S. Inc.) self-insures pursuant to the terms of its lease, (ii) such self-insurance is guaranteed by tenant's parent (sanofi-aventis), and (iii) such guarantor maintains a credit rating of at least BBB from each of S&P, Moody's ad Fitch
               (or, if unrated, maintains a net worth of at least $1 billion).
               At any time that tenant does not self-insure in accordance with the foregoing requirements, the Mortgage Loan documents require that each of the following be true (i) the sanofi-aventis tenant maintain the third-party insurance specified in its lease, (ii)
     (13)      Borrower maintains or causes to be maintained such other
  Insurance    insurance and/or endorsements with respect to the Mortgaged
               Property, and such increases in the coverage thereof, as Lender shall request, provided that such other insurance and/or
               endorsements, and the related coverage amounts, are customarily required by mortgagees of comparable class "A" office buildings in the surrounding New Jersey area, and (iii) with respect to liability insurance, Borrower maintains such additional coverage as Lender shall request based on Lender's determination that such additional coverage is necessary to adequately protect Lender's interests, provided that such increased coverage is customarily required by mortgagees of comparable class "A" office buildings in the Competitive Area, and provided further that Lender shall not require that any such insurance coverage be increased more than once in any five-year period.
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                           Loan No. 1 (Investcorp Retail Portfolio). The
               Mortgagor must at all times be controlled and at least 50% owned by Qualified Equityholders. The related loan agreement permits the following: (i) any pledge of direct and indirect equity interests in and rights to distributions from a Qualified
    (23)       Equityholder and (ii) the issuance of preferred equity interests
 Transfers &   in a Qualified Equityholder. "Qualified Equityholder" means (i)
 Subordinate   Equity One, Inc. (and any successor by merger, acquisition of
    Debt       substantially all of its assets or similar transaction) and/or its Affiliates; (ii) Investcorp Properties Limited and/or its
               Affiliates; (iii) any one or more funds or investment vehicles, provided the Mortgaged Property is at all times Controlled by one or more Persons that are Qualified Equityholders under clauses
               (i), (ii), (iv) or (v), and provided further that no Person that is not a Qualified Equityholder under clauses (i), (ii), (iv) or
               (v) shall under any circumstance own more than 30% of the equity interests in Mortgagor (directly or indirectly, through one or more intermediaries or Affiliates); (iv) any bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or institution substantially similar to any of the foregoing, provided in each case under this clause (iv) that such Person has total assets (in name or under management) in excess of $2,000,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $1,000,000,000, in each case excluding the Mortgaged Properties, and is regularly engaged in the business of owning and operating properties similar to the Mortgaged Properties in major metropolitan areas; and/or (v) any other Person with respect to which rating confirmation and the consent of Lender is received
               (which consent shall not be unreasonably withheld, delayed or conditioned).

                           Loan No. 1 (Investcorp Retail Portfolio). The related
               loan agreement contains a provision which allows the Mortgagor the right to transfer all of the loan collateral to certain successor single purpose entities which agree to assume the loan obligations and meet other requirements.

                           Loan No. 4 (55 Corporate Drive). The Mortgagor must
               at all times be controlled and at least 35% owned by Qualified Equityholders. Equity interests in the Mortgagor can be transferred to Qualified Equityholders without mortgagee or rating agency confirmation. Pledges of direct or indirect interests in, and rights to distributions from, Qualified Equityholders are permitted. Pledges of certain indirect equityholders of Mortgagor are permitted to secure a loan that is fully recourse to a the Gramercy Sponsor and secured by a significant amount of collateral in addition to such equity interests. Pledges of indirect interests in Mortgagor to secure a Qualified Mezzanine Loan are permitted. "Qualified Equityholder" means (i) SL Green Realty Corp. (the "SL Green Sponsor"), Gramercy Capital Corp. (the "Gramercy Sponsor") and/or Mack-Cali Realty Corp., (ii) any bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund, real estate investment trust, money management firm, "qualified institutional buyer" within the meaning of Rule 144A of the Securities Act of 1933, as amended, any entity substantially similar to any of the foregoing, any entity controlling, controlled by or under control with any of the foregoing, an investment fund, limited liability company, limited partnership or general partnership in or for which a nationally recognized manager of investment funds in debt or equity interests relating to commercial real estate (or an entity that is otherwise a "Qualified Equityholder") acts as the managing partner or managing member and at least 50% of the equity interests in such investment vehicle are owned directly or indirectly by entities that are otherwise "Qualified Equityholders", provided in each case under this clause (ii) that such institution or entity has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $250,000,000 (in each case excluding the Property) and is regularly engaged in the business of owning and operating properties similar to the Property in major metropolitan areas, or (iii) any other institution or entity with respect to which Lender receives Rating Confirmation and the consent of (x) the holders of any "B" note secured by the Property, which consent shall not be unreasonably withheld, conditioned or delayed, and
               (y) any mezzanine loan secured by direct or indirect equity interests in the Borrower.

                           Loan No. 4 (55 Corporate Drive). The related loan
               agreement contains a provision that allows the Mortgagor the right to transfer all of the loan collateral to a single purpose entity that agrees to assume the loan obligations and meet other requirements. In addition, at any time the Mortgagee is comprised of tenants-in-common, any tenant-in-common may transfer its tenant-in-common interest in the Mortgaged Property to successor tenants-in-common that are special purpose entities, which meet certain control requirements, agree to assume the loan obligations and meet other requirements.

                           Loan No. 14 (JQH Hotel Portfolio B2). The Mortgagor
               must at all times be controlled and at least 50% owned by Qualified Equityholders and the same Qualified Equityholders must at all times control and majority own any single-purpose equityholder of the Mortgagor. The related operator lessee must at all times be controlled and majority owned by Qualified Equityholders and the same Qualified Equityholders must at all times control and majority own any single-purpose equityholder of such operator lessee. The related loan agreement permits the following: (i) a pledge of direct and/or indirect equity interests in a Qualified Equityholder, and any pledge of direct and/or indirect rights to distributions from a Qualified Equityholder; (ii) the issuance of preferred equity interests in a Qualified Equityholder; and (iii) any pledge of indirect equity interests in the Mortgagor to secure a loan to John Q. Hammons Hotels, L.P. which is fully recourse to John Q. Hammons Hotels, L.P., provided that any such loan must be secured by material (as reasonably determined by the lender) collateral therefor in addition to any such pledge of the indirect equity interests in the Mortgagor. "Qualified Equityholder" means (i) Atrium Hotels, L.P., (ii) Jonathan D. Eilian and certain persons, trusts and entities related to Jonathan D. Eilian, (iii) John Q. Hammons, his descendants, and any trusts which are primarily for the benefit of any of the foregoing, in each case following an acquisition resulting from the exercise of rights under a certain right of first refusal in favor of John Q. Hammons and the Revocable Trust of John Q. Hammons, (iv) iStar Financial, Inc. or any majority owned subsidiary thereof, (v) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate investment trust, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case under this clause (v) that such person (x) has total assets (in name or under management) in excess of $1 billion and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity or public equity market capitalization in excess of $500 million (in both cases, exclusive of the properties), and (y) is regularly engaged in the business of owning and operating comparable properties in or near metropolitan areas generally comparable to those in which the properties are located, or (vi) any other person with respect to which Rating Agency confirmation is received.

                           The related loan agreement contains a provision which
               allows the Mortgagor the right to transfer all of the loan collateral to certain successor single purpose entities which agree to assume the loan obligations and meet other requirements.
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                           Loan No. 1 (Investcorp Retail Portfolio). The related
               loan documents permit the Mortgagor to obtain the release of one or more of the Mortgaged Properties by either (x) making a prepayment of all or a portion of the related Companion Loan in an amount not less than the applicable release prices of the
               Mortgaged Properties so released or (y) after the related
               Companion Loan has been reduced to zero and the defeasance lockout period has expired, defeasing all or a portion of the fixed rate loan in an amount not less than the applicable release prices (or the portions thereof that were not applied toward the prepayment of the related Companion Loan in accordance with clause (x)) of the Mortgaged Properties so released, provided no event of default is then continuing and subject to the
     (26)      satisfaction of certain requirements set forth in the loan
   Releases    documents. The release price with respect to each Mortgaged of Mortgaged  Property is an amount equal to 110% of the applicable allocated
   Property    loan amount.

                           Loan No. 4 (55 Corporate Drive). The Mortgaged
               Property is a condominium unit. A large portion of the condominium common elements are subject to an expansion option held by a third-party. If such expansion option is exercised, a significant portion of the condominium common elements will be converted to a condominium unit in which the Mortgagor will have no interest. Any such conversion is not considered a "transfer" under the Mortgage Loan documents and neither mortgagee consent nor the payment of a release price is required in connection therewith. No portion of the condominium common elements subject to such expansion option were considered in underwriting the Mortgage Loan.
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               Loan No. 1 (Investcorp Retail Portfolio). The certificates of
    (37) occupancy for four of the tenants occupying space within two of Licenses and the Mortgaged Properties were not delivered at closing. However,
    Permits Borrower is obligated to provide zoning reports for those Mortgaged Properties which either (i) state that the absence of certificates of occupancy does not give rise to an enforcement action or (ii) reflect that all certificates of occupancy have been obtained and are available.

               Loan No. 18 (The Hotel on Rivington). The Mortgagor is operating under a temporary certificate of occupancy until the final certificate of occupancy is obtained, which is in progress.

               Loan No. 103 (Heritage Place). Certificates of occupancy for some tenants of the Mortgaged Property are not available; however, the zoning report states that the absence of certificates of occupancy is not a violation.

               Loan No. 113 (Keswick Apartments).  The certificates of
               occupancy for the Mortgaged Property are not available; however, the zoning report states that the absence of certificates of occupancy does not give rise to an enforcement action.
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               Loan No. 22 (Buckhead Crossing) and Loan No. 94 (Hilltop Village). The Mortgagors of these Mortgage Loans have the same sponsor, Lisa Palmer.

               Loan No. 10 (Johnson Medical Office Portfolio), Loan No. 40 (Louisville Medical Office Portfolio) and Loan No. 79 (Alexian Brothers Medical Office Portfolio). The Mortgagors of these Mortgage Loans have the same sponsor, Health Care Property Investors, Inc.

               Loan No. 27 (Glenwood Meadows) and Loan No. 66 (Alpine Valley Center). The Mortgagors of these Mortgage Loans have the same sponsor, Miller Weingarten.

     (38) Loan No. 28 (Santan Gateway), Loan No. 47 (Oak Park Shopping Organization Center), Loan No. 58 (Anderson Fiesta), Loan No. 61 (Chandler
     of &      Santan South), Loan No. 68 (Cortaro Plaza) and Loan No. 87
 Affiliation   (Lancaster Plaza).  The Mortgagors of these Mortgage Loans have
     with      the same sponsors, Peter Hollingshead, Thomas A. Cologna and
  Mortgagors   Michael Sollazzo.

               Loan No. 41 (Aliso Viejo 20) and Loan No. 42 (Paradise 24). The Mortgagors of these Mortgage Loans have the same sponsor, EPT DownREIT, Inc.

               Loan No. 63 (Mercado del Rancho) and Loan No. 65 (Camelback Village Center). The Mortgagors of these Mortgage Loans have the same sponsor, Westwood Financial.

               Loan No. 73 (Shops at World Golf Village) and Loan No. 125 (Lakeside Office Building). The Mortgagors of these Mortgage Loans have the same sponsors, Dan Mandel and William S. Weisman.

               Loan No. 110 (Grove Towers) and Loan No. 113 (Keswick Apartments). The Mortgagors of these Mortgage Loans have the same sponsor, David Falk, Sr.
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               Loan No. 14 (JQH Hotel Portfolio B2).  There is a non-recourse
     (40)      environmental carveout unless and for so long as Mortgagor
   Recourse maintains and delivers evidence of "impaired secured creditor property environmental insurance" satisfactory to Lender.
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                           Loan No. 66 (Alpine Valley Center). The property is
               part of a larger parcel of land owned by the ground lessor. Mortgagor has the right at any time to exercise an option to acquire the leasehold parcel for $10, subject to Mortgagor completing the subdivision requirements of law, which would include getting separate tax treatment.
     (41)
 Access; Tax               Loan No. 79 (Alexian Brothers Medical Office
   Parcels Portfolio). The buildings are part of a larger parcel of land owned by the ground lessor. Mortgagor's obligation to pay taxes is limited to the actual property covered by the ground leases. Mortgagor has the right at any time to exercise an option to acquire the leasehold parcels and in connection therewith take necessary actions to have the parcels subdivided and granted separate tax parcel treatment.
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     (47)
 Ground Lease
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                           Loan No. 10 (Johnson Medical Office Portfolio).  The
               ground lease for each of Coosa Valley Medical Plaza, Family Medicine South, Sacred Heart MOB and Shelby Physicians Center
    47(B) does not require consent for the borrower to assign the leasehold interest upon foreclosure or deed-in-lieu of foreclosure, but assignments thereafter may not be made without ground lessor's consent.
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                           Loan No. 10 (Johnson Medical Office Portfolio). The
               ground lease for Wesley Medical Plaza does not contain provisions requiring lender's consent to any amendment, change,
    (47C) cancellation, alteration, surrender or modification to the ground lease. However, the ground lessor agreed in its estoppel certificate to require the lender's prior consent.
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                           Loan No. 10 (Johnson Medical Office Portfolio). The
               ground lease for each of Coosa Valley Medical Plaza, Cullman POB I, Cullman POB II, Family Medicine South, Kingsport Office Medical Plaza and Sacred Heart MOB does not require the
    (47L) respective ground lessor to enter into a new lease upon termination of the respective ground lease. However, each ground lessor agreed in its respective estoppel certificate to this requirement.
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Exhibit B-39 (Mortgage Loans not secured in whole or in material part by fee simple interests)

Loan No. 10 (Johnson Medical Office Portfolio). Leasehold with respect to the following properties: Sacred Heart MOB, Shelby Physicians Center, Cullman MOB I, Cullman MOB II, Wesley Medical Plaza, Emerald Coast Physicians Plaza, Kingsport Medical Office Plaza, Coosa Valley Medical Plaza, The Women's Pavilion, Coastal Carolina Medical Plaza and Family Medicine South.

Loan No. 66 (Alpine Valley Center). Leasehold with respect to Lot 4.

Loan No. 79 (Alexian Brothers Medical Office Portfolio). Leasehold.

Loan No. 103 (Heritage Place). Leasehold with respect to parking garage.

Loan No. 122 (Mercedes Plaza). Leasehold.